UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

YANEX GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9830 6th Street, Suite 103 Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

(855) 476-7679

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.03

Material Modification to Rights of Security Holders

On September 14, 2016, Yanex Group, Inc. (the “Company”) filed a Certificate of Designation of Series A Preferred Stock (the "Certificate of Designation”) with the Nevada Secretary of State designating 10,000,000 of the Company's previously authorized preferred stock. The rights, restrictions and privileges of the Series A Preferred Stock can be found in the Certificate of Designation filed as Exhibit 3.1 hereto.

Item 9.01

Financial Statements and Exhibits.

Exhibit

Number

Description

3.1

Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANEX GROUP, INC.

Date: September 20, 2016	By:	/s/ Michelle Rico
Michelle Rico, President